Exhibit 32.1
CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICERS AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Based on my knowledge, I, Marc Benioff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of salesforce.com, inc. on Form 10-K for the period ended January 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

March 8, 2019	/s/ MARC BENIOFF
Marc Benioff
Chairman of the Board of Directors and Co-Chief Executive Officer (Principal Executive Officer)

Based on my knowledge, I, Keith Block, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of salesforce.com, inc. on Form 10-K for the period ended January 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

March 8, 2019	/s/ KEITH BLOCK
Keith Block
Co-Chief Executive Officer (Principal Executive Officer)
Based on my knowledge, I, Mark J. Hawkins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of salesforce.com, inc. on Form 10-K for the period ended January 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

March 8, 2019	/s/ MARK J HAWKINS
Mark J. Hawkins
President and Chief Financial Officer (Principal Financial Officer)